Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the
Sarbanes-Oxley Act
I, Jay K. Chitnis, President of YieldQuest Funds Trust (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 7/5/11	/s/ Jay K. Chitnis
Jay K. Chitnis, President
(principal executive officer)

I, John Bliss, Treasurer, Chief Financial Officer and Secretary of YieldQuest Funds Trust (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 7/5/11	/s/ John Bliss
John Bliss, Treasurer, Chief Financial Officer and Secretary
(principal financial officer)